SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        December 19, 2000

Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 1999-WM2
(Exact name of registrant as specified in its charter)


          United States                      333-53115           13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

        On December 19, 2000 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report daDecember 19, 2000
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly DistributionDecember 19, 2000


Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date: December 19, 2000

DISTRIBUTION SUMMARY

                   Beginning                 Current Peri Accrued
        Original   Current PrincPrincipal    Pass-ThroughInterest
Class   Face Value Amount       Distribution Rate        Distributed
1-A     232466000.0 209677856.89   2156738.53    6.25000% 1091715.31
1-A-P     402680.57    373709.93      1764.59NA                 0.00
2-A     157923000.0 135526424.77   1360318.37    7.00000%  790416.76
2-A-P     659691.13    589936.28      6800.60NA                 0.00
1-M-1    4562000.00   4369675.52     18242.91    6.25000%   22751.29
1-M-2     840000.00    804587.35      3359.06    6.25000%    4189.19
2-M-1    3106000.00   2973971.37     12443.29    7.00000%   17344.79
2-M-2     572000.00    547685.65      2291.55    7.00000%    3194.21
M-3      1009000.00    966319.69      4037.87    6.55381%    5276.15
B-1       807000.00    772864.23      3229.50    6.55381%    4219.87
B-2       605000.00    579408.73      2421.12    6.55381%    3163.60
B-3       606545.51    580889.00      2427.30    6.55381%    3171.67
R-1          100.00         0.00         0.00    7.00000%       0.00
R-2          100.00         0.00         0.00    7.00000%       0.00
TOTAL:  403559117.2 357763329.41   3574074.69    0.00000% 1945442.84

 (1) Interest Distribution includes Reimbursement of Realized Losses, and is net of allocated PPIS

                    Certificate  Prepayment   Ending
        Realized LoInterest     Interest     Current Principal
        Principal  Shortfall    Shortfall    Amount
Class
1-A           0.00         0.00       356.86 207521118.36
1-A-P         0.00         0.00         0.00   371945.34
2-A           0.00         0.00       154.05 134166106.40
2-A-P         0.00         0.00         0.00   583135.68
1-M-1         0.00         0.00         7.44  4351432.61
1-M-2         0.00         0.00         1.37   801228.29
2-M-1         0.00         0.00         3.38  2961528.08
2-M-2         0.00         0.00         0.62   545394.10
M-3           0.00         0.00         1.42   962281.82
B-1           0.00         0.00         1.14   769634.73
B-2           0.00         0.00         0.85   576987.61
B-3           0.00         0.00         0.86   578461.70
R-1           0.00         0.00         0.00        0.00
R-2           0.00         0.00         0.00        0.00
TOTAL:        0.00         0.00       527.99 354189254.72

AMOUNTS PER $1,000 UNIT
                   Beginning                             Ending
                   Current PrincPrincipal    Interest    Current Principal
Class   Cusip      Amount       Distribution DistributionAmount
1-A     22540APN2   901.97214599   9.27765148  4.69623648892.69449451
1-A-P   22540APP7   928.05553047   4.38210863  0.00000000923.67342184
2-A     22540APS1   858.18040925   8.61380781  5.00507690849.56660145
2-A-P   22540APT9   894.26134925  10.30876374  0.00000000883.95258551
1-M-1   22540APQ5   957.84206927   3.99888426  4.98713064953.84318501
1-M-2   22540APR3   957.84208333   3.99888095  4.98713095953.84320238
2-M-1   22540APU6   957.49239214   4.00621056  5.58428525953.48618158
2-M-2   22540APV4   957.49239510   4.00620629  5.58428322953.48618881
M-3     22540APY8   957.70038652   4.00185332  5.22908821953.69853320
B-1     N/A         957.70040892   4.00185874  5.22908302953.69855019
B-2     N/A         957.70038017   4.00185124  5.22909091953.69852893
B-3     N/A         957.70060189   4.00184316  5.22907176953.69875873
R-1     22540APW2     0.00000000   0.00000000  0.00000000 0.00000000
R-2     22540APX0     0.00000000   0.00000000  0.00000000 0.00000000

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        WASHINGTON MUTUAL BANK, FA
MORTGAGE-BACKED PASS-THROUGH CERTIFICATES
        SERIES 1999-WM2

                        By: /s/ Barbara Grosse
                        Name:  Barbara Grosse
                        Title:  Vice President
                        Bank One, NA